United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported): August 13, 2002



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




   State of Incorporation               IRS Employer Identification No.
         Delaware                                    06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit  Description
-------  -------------------------------------------------------------------
99.1 Statement Under Oath of the Principal Executive Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of the Principal Financial Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.



Item 9 - Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 and 99.2, respectively, are copies of Statements Under Oath, dated August 13, 2002, of the Principal Executive Officer and the Principal Financial Officer of Pitney Bowes Inc. regarding facts and circumstances relating to Exchange Act Filings.

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PITNEY BOWES INC.

August 13, 2002

                                   /s/ B.P. Nolop
                                   --------------
                                   B. P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)


                                   /s/ A.F. Henock
                                   ---------------
                                   A. F. Henock
                                   Vice President - Finance
                                   (Principal Accounting Officer)

                                Index to Exhibits

Exhibit No.

99.1 Statement Under Oath of the Principal Executive Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of the Principal Financial Officer dated August 13, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

                                                                    Exhibit 99.1

      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Michael J. Critelli, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Pitney Bowes Inc. and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o     The 2001 Annual Report on Form 10-K of Pitney Bowes Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pitney Bowes Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o     any amendments to any of the foregoing.



/s/ Michael J. Critelli
-----------------------

Michael J. Critelli
Chairman and Chief Executive Officer
(Principal Executive Officer)
August 13, 2002


                                                        Subscribed and sworn to
                                                        before me this 13th day
                                                        of August 2002.

                                                        /s/ Mary E. Burke
                                                        -----------------
                                                        Notary Public
                                                        My Commission Expires:
                                                        Feb. 28, 2007
                                                        -------------

                                                                    Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Bruce P. Nolop, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Pitney Bowes Inc. and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o     The 2001 Annual Report on Form 10-K of Pitney Bowes Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pitney Bowes Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o     any amendments to any of the foregoing.

/s/ Bruce P. Nolop
---------------
Bruce P. Nolop
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
August 13, 2002


                                                        Subscribed and sworn to
                                                        before me this 13th day
                                                        of August 2002.

                                                        /s/ Mary E. Burke
                                                        -----------------
                                                        Notary Public
                                                        My Commission Expires:
                                                        Feb. 28, 2007
                                                        -------------